UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 17, 2008

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                     0-26224                   51-0317849
(State or other Jurisdiction of   (Commission File Number)      IRS Employer
incorporation or organization)                               Identification No.)


                              311 Enterprise Drive
                              Plainsboro, NJ 08536
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (609) 275-0500


          (Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER INFORMATION

Integra LifeSciences Holdings Corporation (the "Company") was unable to file its Annual Report on Form 10-K for the year ended December 31, 2007 (the "Form 10-K") by the extended filing date under Rule 12b-25 of the Securities Exchange Act of 1934, as amended, due to its ongoing review and approval of certain account reconciliations, the Company's tax provision for the fourth quarter and year ended December 31, 2007, and deferred tax balance sheet accounts, as disclosed in the Notification of Late Filing on Form 12b-25 that the Company filed with the Securities and Exchange Commission on February 29, 2008.

The Company intends to file the Form 10-K as soon as practicable after the completion of its audited financial statements for the year ended December 31, 2007.

Statements in this Current Report on Form 8-K may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties and reflect the Company's judgment as of the date of this report. Such forward-looking statements include, but are not limited to, the Company's ability to complete the financial statements for the fourth quarter and 2007 fiscal year in a timely manner; the Company's ability to file its Annual Report on Form 10-K for year ended December 31, 2007; and the expectations, plans and prospects for the Company. Such forward looking statements involve risks and uncertainties that could cause actual results to differ materially from predicted or expected results, including, without limitation, unanticipated accounting issues regarding financial data with respect to account reconciliations, the tax provision, and deferred tax balance sheet accounts; market conditions and other factors beyond the Company's control and the economic, competitive, governmental, technological and other factors identified under the heading "Risk Factors" included in item IA of the Company's Annual Report on Form 10-K for the year ended December 31, 2006, and information contained in subsequent filings with the Securities and Exchange Commission.





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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION

            Date: March 17, 2008          By: /s/ John B. Henneman, III
                                              ----------------------------------
                                              John B. Henneman, III
                                              Executive Vice President,
                                              Chief Administrative Officer
                                              and Acting Chief Financial Officer